Exhibit 10.13.1

APPLE INC.

STATEMENT OF WORK

UNDER THE

MASTER DEVELOPMENT AND SUPPLY AGREEMENT

[*****]

[*****] SOW

THIS STATEMENT OF WORK (the “SOW”) is entered into by and between Apple Inc., a California corporation having its principal place of business at 1 Infinite Loop, Cupertino, California 95014, Apple Sales International, an Irish Corporation having its principal place of business at Holly Hill Industrial Estate, Cork City, Ireland (collectively, “Apple”), and Audience Inc., a California corporation, having its principal place of business at 1330 Villa Street, Mountain View, Ca 94041 (“Company”), effective as of August 6, 2008 (the “Effective Date”).

PURPOSE

Apple and Company are parties to that certain Master Development and Supply Agreement [*****], effective as of August 6, 2008 (the “Agreement”) and now desire to add this SOW to the Agreement to set forth terms and conditions specific to the development and production of products and services to be provided by Company and its affiliates under the Agreement for use in Apple’s products.

AGREEMENT

The terms and conditions of the Agreement are incorporated herein by reference. To the extent the terms and conditions of this SOW conflict with the Agreement, this SOW will govern with respect to the Goods specified herein. Capitalized terms used herein, but not defined in this SOW will have the meanings set forth in the Agreement.

1. Production Services and Order Fulfillment

1.1.    Goods. Supplier agrees to sell and deliver the Goods listed on Schedule 1 attached hereto, to Authorized Purchaser in accordance with the Agreement and the Specifications and other requirements set forth in the documents listed in Schedule 2 attached hereto and all software required to use the Goods in Apple Products, in [*****] (“Software”). The Specifications and other documents set forth on Schedule 2 are incorporated herein by reference. The Goods are described in Project Requirements Document No. [*****], the initial version of which is attached in Schedule 3 and hereby incorporated herein by reference (the “PRD”)

1.2. Flexibility	Schedule. The Flexibility Schedule of the Goods is as follows:

Notice Given	%	[*****]
≤ [*****] weeks	[	*****]%
> [*****] weeks ≤ [*****]	[	*****]%
> [*****] weeks	[	*****]%

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.3.    Development Deliverables. Supplier will provide Authorized Purchasers the deliverables and related services necessary to develop the Goods, including, without limitation, the Development Deliverables identified in the latest version of the PRD.

1.4.    [*****] Code. Upon Apple’s request [*****], Supplier will promptly deliver to Apple certain [*****] and [*****] code used to manufacture the Development Deliverables and Goods (“[*****] Code”).

1.5.    Samples. Upon request, Supplier will provide Apple with samples of the Goods as requested in the PRD.

1.6.    Hubs. Supplier will provide the Goods in accordance with Section 2.5(c) of the Agreement using the Hubs to be mutually agreed by the parties after the Effective Date.

1.7.    Production. Supplier will commence volume production of the Goods during the second calendar quarter of [*****], with specific production dates and requirements to be set forth in the Forecast, Specifications and PRD.

2. Purchase Terms

2.1.	Prices. The per unit Prices of the Goods are set forth on Schedule 1.

3. Intellectual Property

3.1. Apple	Technology. All [*****] and [*****] to the [*****] made by or for Apple shall be Apple Technology.

3.2. Supplier	Technology.

(a) License. This Section 3.2(a) applies in lieu of Section 10.3(b)(i) of the Agreement for the Goods:

(i)    If Supplier incorporates or uses any Supplier Technology in providing the Goods under the Agreement, Supplier grants to Apple a non-exclusive, irrevocable, royalty-free, perpetual, worldwide right and license under Supplier’s Intellectual Property Rights in such Supplier Technology to use, sell, offer to sell, import, and distribute the Goods solely as may be necessary to use and incorporate the Goods in Apple Products.

(ii)    Supplier hereby grants Apple a non-exclusive, worldwide, irrevocable, royalty-free, perpetual right and license under Supplier’s Intellectual Property Rights in Supplier Technology to:

(A)    use, reproduce, have reproduced, display, perform, execute, compile the [*****] and the [*****] embedded or to be embedded in the Goods solely as may be necessary to [*****] and [*****] the Development Deliverables and the Goods.

(B)    use, reproduce, display, perform, modify, compile, execute, make derivative works of, the [*****] to be distributed with the Good for [*****] and [*****] the Goods (collectively “[*****]”), and any modified versions or derivatives of any of the foregoing, solely as may be necessary to use and incorporate the Goods in Apple Products.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(C)    Distribute the [*****] in [*****] for use with the Goods.

3.3. Restricted	Technology. The parties agree that Restricted Technology shall mean:

(a)    integration of [*****] and [*****], and

(b)    the [*****] used to implement the Goods.

3.4.    Exclusivity. Notwithstanding anything to the contrary set forth in Section 10.3(e) of the Agreement, the Exclusivity Period for the Goods shall be [*****], provided such Exclusivity Period shall terminate if Apple ceases development of all Apple products using the Goods [*****] and such cessation by Apple is not due to (a) Supplier’s failure to materially comply with the development schedule for the Goods, (b) Supplier’s inability to supply sufficient quantity of the Goods in accordance with Apple’s forecast, or (c) Supplier’s or its successor in interest upon a Change of Control of Supplier material breach of the Agreement. If Apple ceases development of all Apple products using the Goods [*****] and such cessation by Apple is due to any of the reasons set forth in clauses (a)-(c) above, and Supplier subsequently sells the Goods to a third party after termination of the Exclusivity Period for the Goods, Supplier will return [*****] as of the date of such cessation within [*****] days of the initial sale of such Goods to a third party. If Apple ceases development of Apple products using Goods for any other reasons not including termination for Cause, Supplier shall have no obligation to [*****].

4. Other Terms and Conditions

4.1.    [*****]. [*****] is [*****] associated with the custom Goods developed by Supplier for Apple hereunder and specified in Schedule 1.

4.2.    Limitation on Liability. Supplier’s liability under Section 5.4(b) of the Agreement for Safety Risk, Excessive Failure or Environmental Compliance Failures for the Goods specified in this SOW shall not exceed $[*****], not including the cost of any replacement Goods; provided in no event shall Supplier’s total liability under Section 5.4(b) of the Agreement for the Goods specified in this SOW exceed the greater of (i) the amounts received by Supplier for the Goods supplied to Authorized Purchasers, or (ii) [*****] (US$[*****]) Dollars; and provided further that the foregoing limitation of Supplier’s liability under Section 5.4(b) of the Agreement for the Goods specified in this SOW shall terminate and have no further force or effect upon a Change of Control of Supplier. In the event of a Change of Control of Supplier, Apple agrees to re-negotiate in good faith an amendment to this Section 4.2 that is consistent with terms offered to other Apple suppliers that are similarly situated financially to Supplier’s successor-in-interest.

4.3.    Subcontractors: In addition to the subcontractors described in Section 6.4 of the Agreement, Supplier will use the following subcontractors for design and development of the Goods:

(a) [*****]

(b) [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) [*****]

(d) [*****]

4.4.    Escrow. If the Parties have not entered into an SOW pursuant to which Supplier grants Apple a design license for [*****] by [*****], upon Apple’s request, the following shall apply:

(a)    Escrow Deposit. Within [*****] days after [*****] approval of Goods for a committed program, Supplier will: (i) enter into a three-party escrow agreement in a mutually agreeable form (the “Escrow Agreement”), with Apple and [*****] or another mutually agreeable, reputable, third party escrow company (the “Escrow Agent”) for a period of [*****] from the date of this Agreement; (ii) concurrent with entering in to such Escrow Agreement, [*****] (the “Deposit Materials”) and; (iii) update the Deposit Materials as necessary to keep them current. The Deposit Materials will be maintained in escrow pursuant to the terms of the Escrow Agreement at [*****] expense. Supplier shall provide confirmation and evidence that all required materials are being deposited and maintained at the Escrow Agent. Supplier shall supply such confirmation and evidence on a quarterly basis or as often as Apple may request.

(b)    Release Conditions. A “Release Condition” shall be deemed to have occurred under this Section 4.4 and the Escrow Agreement upon the occurrence of any of the following: (i) Supplier can no longer supply the Goods in the amount or time frame required by Apple pursuant to Section 2.2 and such inability to supply is not cured within [*****] from the date of notice, (ii) except in the event of a Force Majeure as defined in Section 9 of the General Terms and Conditions attached hereto as Attachment 2, Supplier cannot meet the on-time delivery requirements required by Apple pursuant to Section 2.5(a) and fails to cure any such failure to deliver within [*****] from the date of notice, (iii) Supplier becomes insolvent; (iv) any voluntary or involuntary proceeding is commenced by or against Supplier under any law providing relief to Supplier as a debtor and this Agreement is not assumed by the bankruptcy trustee (or debtor-in-possession) within [*****] of such proceeding being commenced; (v) Supplier dissolves, or refuses without cause or ceases to do business; (vi) Supplier or its [*****], materially breaches the Agreement or applicable SOW and such breach is not cured within [*****]; or (vi) a Change of Control of Supplier to a [*****] occurs. For the purposes of this Agreement, a “[*****]” shall be considered an entity who designs, markets and/or sells [*****]. Upon the occurrence of any Release Condition and pursuant to the terms of the Escrow Agreement, Apple may, at its option, exercise it rights with respect to Section 4.4(c) below and provide both the Supplier and the Escrow Agent with written notice of the occurrence of a Release Condition pursuant to the terms of the Escrow Agreement and obtain release of the Deposit Materials which shall be governed by the terms of the Escrow Agreement.

(c)    License to Supplier Technology and Deposit Materials Upon Release Condition. Effective upon the occurrence of a Release Condition and subject to the procedures outlined in Section 4.4(b) above and notwithstanding anything herein to the contrary, Supplier shall be deemed to have granted to Apple and its subsidiaries, with no further action required, and Supplier hereby grants Apple and its subsidiaries (effective upon the occurrence of a Release Condition as stated above, as mutually agreed) a non-exclusive, worldwide, irrevocable, royalty-free right and license under Supplier’s Intellectual Property Rights in Supplier Technology, including such Supplier Technology comprising the Deposit Materials and any related [*****] to: make, have made, use, sell, offer to sell, import, reproduce, have reproduced, display, perform, distribute, execute, compile, modify and create or have created derivative works of the Development Deliverables and the Goods solely as may be necessary to manufacture the Development Deliverables and the Goods and to use and incorporate the Goods in Apple Products pursuant to this Agreement, including the right to avail itself of and receive copies of [*****] or other business terms for the Goods.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5. Communications

Notices and other correspondence related to the Goods and Services covered by this SOW will be sent to:

5.1.	Business Contacts.

	For Apple	For Supplier
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop	1330 Villa Street
Address	Cupertino, CA 95014	Mountain View, CA 94043
Phone	[*****]	650-254-2800
Fax	[*****]	650-254-1440
Email	[*****]	[*****]

5.2.	Legal Contacts.

	For Apple	For Supplier
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop, MS 3-I	650 Page Mill Rd
Address	Cupertino, CA 95014	Palo Alto, CA 94304
Phone	[*****]	650-493-9300
Fax	[*****]	650-493-6811
Email	[*****]	[*****]

5.3.	Technical Contacts.

	For Apple	For Supplier
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop	1330 Villa Street
Address	Cupertino, CA 95014	Mountain View, CA 94043
Phone	[*****]	650-254-2800
Fax		650-254-1440
Email	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6. No Other Changes

6.1.    No Other Changes. Except as expressly amended by this SOW, all other terms and conditions and provisions of the Agreement shall apply.

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IN WITNESS WHEREOF, the parties hereto have caused this SOW to be executed by their duly authorized representatives.

Apple Inc.		Audience Inc.

By	/s/ Tony J. Blevins	By	/s/ Peter Santos

Name	Tony J. Blevins	Name	Peter Santos

Title	Sr. Director, Operations	Title	President & CEO

Apple Sales International

By	/s/ Jae Allen

Name	Jae Allen

Title_Director

Date	9 September 2008

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SCHEDULE 1

Goods

Apple Part	Supplier Part #	Price*			Lead Time	MOQ	Description
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****] units	[*****]

*Prices will be the [*****] paid for each unit of such Goods.

Milestone / Progress Review		Est. Date		[*****] Payment

i)	Payable upon the [*****]	[*****]		$[*****]
ii)	Payable upon the [*****]	[*****]		$[*****]
iii)	Payable upon [*****] using Goods	[*****]		$[*****]
			Total	$[*****]

Notes:

The above [*****] includes the initial [*****] and delivery of samples including [*****] from each of the [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 2

Specifications

Documents

Document Title	Description
[*****]	Specifications for the Goods

Apple Requirements Documents

P/N	Title
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 3

Project Requirements Document [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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